SECOND QUARTER 2017 EARNINGS CONFERENCE CALL July 25, 2017

Overview – Second Quarter 2017 Page 2 See reconciliation of organic revenue change on page 18 and adjusted non-GAAP diluted EPS on pages 21 and 22. • Total revenue change was -1.7%; organic revenue growth was +0.4%, and was 1.0% excluding the impact of lower pass-through revenue  U.S. organic growth was +0.7%, and was +1.7% excluding lower pass-through revenue  International organic change was flat • Operating income was $207 million compared with $224 million • Operating margin was 11.0% compared with 11.7%, bringing H1 operating margin to 6.5% compared with 6.8% in 2016 • Diluted EPS was $0.24, and was $0.27 as adjusted for below-the-line business dispositions, compared with $0.38 reported and $0.33 adjusted diluted EPS in Q2-16

2017 2016 Revenue 1,884.9$ 1,917.9$ Salaries and Related Expenses 1,239.3 1,229.5 Office and General Expenses 439.1 464.1 Operating Income 206.5 224.3 Interest Expense (25.7) (24.5) Interest Income 4.7 5.6 Other (Expense) Income, net (15.4) 0.4 Income Before Income Taxes 170.1 205.8 Provision for Income Taxes 75.4 43.7 Equity in Net Loss of Unconsolidated Affiliates (0.1) (1.9) Net Income 94.6 160.2 Net Loss (Income) Attributable to Noncontrolling Interests 0.1 (3.3) 94.7$ 156.9$ Earnings per Share Available to IPG Common Stockholders: Basic 0.24$ 0.39$ Diluted 0.24$ 0.38$ Weighted-Average Number of Common Shares Outstanding: Basic 392.3 400.1 Diluted 400.3 409.8 Dividends Declared per Common Share 0.18$ 0.15$ Three Months Ended June 30, Net Income Available to IPG Common Stockholders Operating Performance (Amounts in Millions, except per share amounts) Page 3 (1) (1) (1) As part of the adoption of FASB ASU 2017-07, we have reclassified a portion of postretirement costs/(benefits) from Salaries and Related Expenses to Other (Expense) Income, net. The amounts reclassified were $0.8 and ($0.5) for the three months ended June 30, 2017 and 2016, respectively.

2017 2016 Total Organic 2017 2016 Total Organic IAN 1,537.8$ 1,548.5$ (0.7%) 1.0% 2,945.4$ 2,950.1$ (0.2%) 1.6% CMG 34 .1 369.4 (6.0) (2.2%) 693. 709.8 (2.3) .0 Change Six Months Ended Change Three Months Ended June 30, June 30, $ % Change $ % Change June 30, 2016 1,917.9$ 3,659.9$ Total change (33.0) (1.7%) (21.1) (0.6%) Foreign currency (21.3) (1.1%) (38.4) (1.0%) Net acquisitions/(divestitures) (19.4) (1.0%) (36.6) (1.1%) Organic 7.7 0.4% 53.9 1.5% June 30, 2017 1,884.9$ 3,638.8$ Three Months Ended Six Months Ended Revenue ($ in Millions) Page 4 See reconciliation of segment organic revenue change on pages 18 and 19. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), MullenLowe Group, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliation of organic revenue change on pages 18 and 19. Total Organic Total Organic United States (0.7%) 0.7% 0.5% 1.7% Internatio al (3.3%) 0.0% (2.4%) 1.0% United Kingdom (5.7%) 1.9% (8.1%) 1.0% Continental Europe (7.4%) (2.5%) (4.4%) 1.7% Asia Pacific (1.4%) (1.1%) (1.6%) (1.9%) Latin America (3.5%) 0.0% 0.1% 1.6% All Other Markets 2.9% 3.2% 6.4% 5.2% Worldwide (1.7%) 0.4% (0.6%) 1.5% Three Months Ended June 30, 2017 Six Months Ended June 30, 2017

Organic Revenue Growth

Trailing Twelve Months



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
(0.9%)
0.9%
3.8%
3.7%
(10.8%)
7.0%
6.1%
0.7%
2.8%
5.5%
6.1%
5.0%
3.2%
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q4-12
Q4-13
Q4-14
Q4-15
Q4-16
Q2-17

Page 6 See reconciliation on page 20.

Operating Expenses ($ in Millions) Page 7 See reconciliation of organic measures on pages 18 and 19. Salaries & Related 2017 2016 $ Total Organic Three Months Ended June 30, 1,239.3$ 1,229.5$ 9.8$ 0.8% 3.1% % of Revenue 65.7% 64.1% Six Months Ended June 30, 2,514.7$ 2,498.3$ 16.4$ 0.7% 3.0% % of Revenue 69.1% 68.3% Office & General 2017 2016 $ Total Organic Three Months Ended June 30, 439.1$ 464.1$ (25.0)$ (5.4%) (2.7%) % of Revenue 23.3% 24.2% Six Months Ended June 30, 887.9$ 914.3$ (26.4)$ (2.9%) (0.2%) % of Revenue 24.4% 25.0% Change Change

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 10.5% 11.5% 12.0% 11.9% 9.3% (3.0%) (1.0%) 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Q4-16Operating Margin Page 8 Trailing Twelve Months For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green. ($ in Millions) Q2-17

As Reported Net Losses on Sales of Businesses Adjusted Results Income Before Income Taxes 184.9$ (12.2)$ 197.1$ Provision for Income Taxes 73.3 73.3 Effective Tax Rate 39.6% 37.2% Diluted EPS Components: Net Income Available to IPG Common Stockholders 116.2$ (12.2)$ 128.4$ Weighted-Average Number of Common Shares Outstanding 399.6 399.6 Earnings Per Share Available to IPG Common Stockholders 0.29$ (0.03)$ 0.32$ Six Months Ended June 30, 2017 As Reported Net Losses on Sales of Businesses Adjusted Results Income Before Income Taxes 170.1$ (13.1)$ 183.2$ Provision for Income Taxes 75.4 75.4 Effective Tax Rate 44.3% 41.2% Diluted EPS Components: Net Income Available to IPG Common Stockholders 94.7$ (13.1)$ 107.8$ Weighted-Average Number of Common Shares Outstanding 400.3 400.3 Earnings Per Share Available to IPG Common Stockholders 0.24$ (0.03)$ 0.27$ Three Months Ended June 30, 2017 Adjusted Diluted Earnings Per Share Page 9 (Amounts in Millions, except per share amounts) (1) During the six months ended June 30, 2017, we recorded net losses on sales of businesses, primarily in our international markets. See full reconciliation of adjusted non-GAAP diluted earnings per share on page 21. (1) (1)

2017 2016 NET INCOME 95$ 160$ OPERATING ACTIVITIES Depreciation & amortization 59 57 Deferred taxes 16 24 Net losses on sales of businesses 13 4 Other non-cash items 6 7 Change in working capital, net 25 (121) Change in other non-current assets & liabilities 5 (31) Net cash provided by Operating Activities 219 100 INVESTING ACTIVITIES Capital expenditures (44) (36) Acquisitions, net of cash acquired (10) (7) Other investing activities (9) 1 Net cash used in Investing Activities (63) (42) FINANCING ACTIVITIES Net (decrease) increase in short-term borrowings (71) 75 Common stock dividends (70) (60) Repurchase of common stock (60) (59) Acquisition-related payments (36) (29) Repayment of long-term debt (24) (1) Distributions to noncontrolling interests (5) (3) Tax payments for employee shares withheld (1) (3) Exercise of stock options 4 6 Other financing activities - 1 Net cash used in Financing Activities (263) (73) Currency Effect (12) 16 (Decrease) Increase in Cash, Cash Equivalents and Restricted Cash (119)$ 1$ Three Months Ended June 30, Cash Flow ($ in Millions) Page 10

June 30, December 31, June 30, 2017 2016 2016 CURRENT ASSETS: Cash and cash equivalents 657.6$ 1,097.6$ 672.6$ Marketable securities 3.2 3.0 2.8 Accounts receivable, net 3,762.2 4,389.7 3,945.0 Expenditures billable to clients 1,720.7 1,518.1 1,710.4 Assets held for sale 19.7 203.2 5.3 Other current assets 323.1 226.4 289.3 Total current assets 6,486.5$ 7,438.0$ 6,625.4$ CURRENT LIABILITIES: Accounts payable 5,872.0$ 6,303.6$ 5,876.5$ Accrued liabilities 513.1 794.0 583.1 Short-term borrowings 237.7 85.7 192.9 Current portion of long-term debt 301.7 323.9 24.5 Liabilities held for sale 21.7 198.8 5.3 Total current liabilities 6,946.2$ 7,706.0$ 6,682.3$ Balance Sheet – Current Portion ($ in Millions) Page 11 (1) Our 2.25% Senior Notes are due November 15, 2017. (1)

Total Debt (1) ($ in Millions) Page 12 $2,325 $2,102 $1,908 $1,701 $1,738 $1,623 $1,641 $1,706 $1,745 $1,690 $1,823 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 6/30/2017 $2,411 (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013.

Summary Page 13 • Foundation for sustained value creation in top talent and key strategic initiatives  Quality of our agency offerings  Embedded digital & digital specialists  “Open architecture” solutions • Effective expense management continues • Focus is on continued growth and margin improvement • Financial strength continues to be a source of value creation

Appendix

(1) As part of the adoption of FASB ASU 2017-07, we have reclassified $1.6 of postretirement costs from Salaries and Related Expenses to Other Expense, net in each period presented. 2017 2016 Revenue 3,638.8$ 3,659.9$ Salaries and Related Expenses 2,514.7 2,498.3 Office and General Expenses 887.9 914.3 Operating Income 236.2 247.3 Interest Expense (46.6) (47.1) Interest Income 9.9 11.4 Other Expense, net (14.6) (18.8) Income Before Income Taxes 184.9 192.8 Provision for Income Taxes 73.3 28.1 Equity in Net Income (Loss) of Unconsolidated Affiliates 1.1 (1.8) Net Income 112.7 162.9 Net Loss (Income) Attributable to Noncontrolling Interests 3.5 (0.6) 116.2$ 162.3$ Earnings per Share Available to IPG Common Stockholders: Basic 0.30$ 0.41$ Diluted 0.29$ 0.40$ Weighted-Average Number of Common Shares Outstanding: Basic 392.0 400.4 Diluted 399.6 409.4 Dividends Declared per Common Share 0.36$ 0.30$ Net Income Available to IPG Common Stockholders Six Months Ended June 30, Operating Performance (Amounts in Millions, except per share amounts) Page 15 (1) (1)

Cash Flow ($ in Millions) Page 16 2017 2016 NET INCOME 113$ 163$ OPERATING ACTIVITIES Depreciation & amortization 131 120 Deferred taxes 2 (4) Net losses on sales of businesses 12 20 Other non-cash items 19 36 Change in working capital, net (414) (816) Change in other non-current assets & liabilities (16) (73) Net cash used in Operating Activities (153) (554) INVESTING ACTIVITIES Capital expenditures (69) (63) Acquisitions, net of cash acquired (13) (34) Other investing activities (14) (5) Net cash used in Investing Activities (96) (102) FINANCING ACTIVITIES Common stock dividends (141) (120) Repurchase of common stock (115) (113) Tax payments for employee shares withheld (38) (23) Acquisition-related payments (36) (29) Repayment of long-term debt (24) (1) Distributions to noncontrolling interests (11) (7) Net increase in short-term borrowings 154 55 Exercise of stock options 12 10 Other financing activities - 1 Net cash used in Financing Activities (199) (227) Currency Effect 8 53 Decrease in Cash, Cash Equivalents and Restricted Cash (440)$ (830)$ Six Months Ended June 30,

Q1 Q2 Q3 Q4 YTD 2017 Depreciation and amortization of fixed assets and intangible assets 41.0$ 41.3$ 82.3$ Amortization of restricted stock and other non-cash compensation 29.7 16.3 46.0 Net amortization of bond discounts and deferred financing costs 1.4 1.4 2.8 Q1 Q2 Q3 Q4 FY 2016 Depreciation and amortization of fixed assets and intangible assets 38.0$ 39.8$ 39.7$ 42.7$ 160.2$ Amortization of restricted stock and other non-cash compensation 23.1 16.8 19.1 26.6 85.6 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.4 5.6 2017 2016 Depreciation and Amortization ($ in Millions) Page 17

Reconciliation of Organic Measures

	Three Months Ended June 30, 2016	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Three Months Ended June 30, 2017	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 1,548.5	$ (14.8)	$ (11.8)	$ 15.9	$ 1,537.8	1.0%	(0.7%)
CMG	369.4	(6.5)	(7.6)	(8.2)	347.1	(2.2%)	(6.0%)
Total	**$ 1,917.9**	**$ (21.3)**	**$ (19.4)**	**$ 7.7**	**$ 1,884.9**	**0.4%[1]**	**(1.7%)**
Geographic							
United States	**$ 1,169.1**	**$ -**	**$ (16.5)**	**$ 7.9**	**$ 1,160.5**	**0.7%[2]**	**(0.7%)**
International	**748.8**	**(21.3)**	**(2.9)**	**(0.2)**	**724.4**	**0.0%**	**(3.3%)**
United Kingdom	155.7	(17.6)	5.9	2.9	146.9	1.9%	(5.7%)
Continental Europe	172.9	(5.4)	(3.0)	(4.4)	160.1	(2.5%)	(7.4%)
Asia Pacific	217.7	(1.8)	1.1	(2.4)	214.6	(1.1%)	(1.4%)
Latin America	86.8	4.6	(7.6)	(0.0)	83.8	0.0%	(3.5%)
All Other Markets	115.7	(1.1)	0.7	3.7	119.0	3.2%	2.9%
Worldwide	**$ 1,917.9**	**$ (21.3)**	**$ (19.4)**	**$ 7.7**	**$ 1,884.9**	**0.4%[1]**	**(1.7%)**
Expenses							
Salaries & Related	$ 1,229.5	$ (15.4)	$ (12.4)	$ 37.6	$ 1,239.3	3.1%	0.8%
Office & General	464.1	(5.6)	(7.1)	(12.3)	439.1	(2.7%)	(5.4%)
Total	**$ 1,693.6**	**$ (21.0)**	**$ (19.5)**	**$ 25.3**	**$ 1,678.4**	**1.5%**	**(0.9%)**

(1) Excluding the decrease in worldwide organic pass-through revenue of $11.2, the organic revenue change would have been $18.9, resulting in worldwide organic growth of 1.0%.

(2) Excluding the decrease in organic pass-through revenue of $11.5 in the U.S., the organic revenue change in the U.S. would have been $19.4, resulting in U.S. organic growth of 1.7%.

Page 18

($ in Millions)

Reconciliation of Organic Measures

	Six Months Ended June 30, 2016	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Six Months Ended June 30, 2017	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 2,950.1	$ (24.6)	$ (26.7)	$ 46.6	$ 2,945.4	1.6%	(0.2%)
CMG	709.8	(13.8)	(9.9)	7.3	693.4	1.0%	(2.3%)
Total	**$ 3,659.9**	**$ (38.4)**	**$ (36.6)**	**$ 53.9**	**$ 3,638.8**	**1.5%** [1]	**(0.6%)**
Geographic							
United States	**$ 2,260.3**	**$ -**	**$ (27.5)**	**$ 39.5**	**$ 2,272.3**	**1.7%** [2]	**0.5%**
International	**1,399.6**	**(38.4)**	**(9.1)**	**14.4**	**1,366.5**	**1.0%**	**(2.4%)**
United Kingdom	321.3	(40.2)	11.1	3.2	295.4	1.0%	(8.1%)
Continental Europe	320.5	(10.3)	(9.3)	5.5	306.4	1.7%	(4.4%)
Asia Pacific	399.8	(1.5)	2.6	(7.4)	393.5	(1.9%)	(1.6%)
Latin America	152.1	11.9	(14.2)	2.4	152.2	1.6%	0.1%
All Other Markets	205.9	1.7	0.7	10.7	219.0	5.2%	6.4%
Worldwide	**$ 3,659.9**	**$ (38.4)**	**$ (36.6)**	**$ 53.9**	**$ 3,638.8**	**1.5%** [1]	**(0.6%)**
Expenses							
Salaries & Related	$ 2,498.3	$ (29.2)	$ (28.4)	$ 74.0	$ 2,514.7	3.0%	0.7%
Office & General	914.3	(10.6)	(14.0)	(1.8)	887.9	(0.2%)	(2.9%)
Total	**$ 3,412.6**	**$ (39.8)**	**$ (42.4)**	**$ 72.2**	**$ 3,402.6**	**2.1%**	**(0.3%)**

(1) Excluding the decrease in worldwide organic pass-through revenue of $8.1, the organic revenue change would have been $62.0, resulting in worldwide organic growth of 1.7%.

(2) Excluding the decrease in organic pass-through revenue of $1.2 in the U.S., the organic revenue change in the U.S. would have been $40.7, resulting in U.S. organic growth of 1.8%.

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($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7
12/31/14	7,122.3	(75.5)	95.3	395.0	7,537.1
3/31/15	7,216.8	(125.7)	98.4	386.1	7,575.6
6/30/15	7,312.0	(223.5)	85.3	426.5	7,600.3
9/30/15	7,452.7	(336.2)	58.3	449.9	7,624.7
12/31/15	7,537.1	(408.5)	23.7	461.5	7,613.8
3/31/16	7,575.6	(388.5)	11.9	480.8	7,679.8
6/30/16	7,600.3	(315.6)	10.8	426.1	7,721.6
9/30/16	7,624.7	(237.5)	16.4	374.7	7,778.3
12/31/16	7,613.8	(159.7)	15.3	377.2	7,846.6
3/31/17	7,679.8	(124.9)	(7.4)	311.0	7,858.5
6/30/17	7,721.6	(113.2)	(32.9)	250.0	7,825.5

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($ in Millions)

Reconciliation of Adjusted Results[1]

	Three Months Ended June 30, 2017			Six Months Ended June 30, 2017		
	As Reported	Net Losses on Sales of Businesses	Adjusted Results	As Reported	Net Losses on Sales of Businesses	Adjusted Results
Income Before Income Taxes	$ 170.1	$ (13.1)	$ 183.2	$ 184.9	$ (12.2)	$ 197.1
Provision for Income Taxes	75.4		75.4	73.3		73.3
Equity in Net (Loss) Income of Unconsolidated Affiliates	(0.1)		(0.1)	1.1		1.1
Net Loss Attributable to Noncontrolling Interests	0.1		0.1	3.5		3.5
Net Income Available to IPG Common Stockholders	$ 94.7	$ (13.1)	$ 107.8	$ 116.2	$ (12.2)	$ 128.4
Weighted-Average Number of Common Shares Outstanding - Basic	392.3		392.3	392.0		392.0
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards	8.0		8.0	7.6		7.6
Weighted-Average Number of Common Shares Outstanding - Diluted	400.3		400.3	399.6		399.6
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.24	$ (0.03)	$ 0.27	$ 0.30	$ (0.03)	$ 0.33
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.24	$ (0.03)	$ 0.27	$ 0.29	$ (0.03)	$ 0.32

(1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the net losses on sales of businesses, primarily in our international markets. This amount includes losses on completed dispositions and the classification of certain assets as held for sale during 2017. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Page 21

IPG

(Amounts in Millions, except per share amounts)

Reconciliation of Adjusted Results(1) Page 22 (Amounts in Millions, except per share amounts) (1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the losses on sales of businesses in our international markets, primarily in Continental Europe, and the release of reserves related to the conclusion and settlement of a tax examination of previous tax years. The losses on sales of businesses amount includes losses on completed dispositions and the classification of certain assets as held for sale during the second quarter of 2016. The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is included in both periods presented within this presentation. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. As Reported Losses on Sales of Businesses Settlement of Certain Tax Positions Adjusted Results Income Before Income Taxes 205.8$ (3.7)$ 209.5$ Provision for Income Taxes 43.7 23.4$ 67.1 Equity in Net Loss of Unconsolidated Affiliates (1.9) (1.9) Net Income Attributable to Noncontrolling Interests (3.3) (3.3) 156.9$ (3.7)$ 23.4$ 137.2$ Weighted-Average Number of Common Shares Outstanding - Basic 400.1 400.1 Add: Effect of Dilutive Securities Restricted Stock, Stock Options and Other Equity Aw ards 9.7 9.7 Weighted-Average Number of Common Shares Outstanding - Diluted 409.8 409.8 Earnings Per Share Available to IPG Common Stockholders - Basic 0.39$ (0.01)$ 0.06$ 0.34$ Earnings Per Share Available to IPG Common Stockholders - Diluted 0.38$ (0.01)$ 0.06$ 0.33$ Three Months Ended June 30, 2016 Net lncome Available to IPG Common Stockholders

Reconciliation of Adjusted Results[1]

	Six Months Ended June 30, 2016				
	As Reported	Losses on Sales of Businesses	Valuation Allowance Reversals	Settlement of Certain Tax Positions	Adjusted Results
Income Before Income Taxes	$ 192.8	$ (20.0)			$ 212.8
Provision for Income Taxes	28.1	0.4	$ 12.2	$ 23.4	64.1
Equity in Net Loss of Unconsolidated Affiliates	(1.8)				(1.8)
Net Income Attributable to Noncontrolling Interests	(0.6)				(0.6)
Net Income Available to IPG Common Stockholders	$ 162.3	$ (19.6)	$ 12.2	$ 23.4	$ 146.3
Weighted-Average Number of Common Shares Outstanding - Basic	400.4				400.4
Add: Effect of Dilutive Securities					
Restricted Stock, Stock Options and Other Equity Awards	9.0				9.0
Weighted-Average Number of Common Shares Outstanding - Diluted	409.4				409.4
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.41	$ (0.05)	$ 0.03	$ 0.06	$ 0.37
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.40	$ (0.05)	$ 0.03	$ 0.06	$ 0.36

(1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the losses on sales of businesses in our international markets, primarily in Continental Europe, valuation allowance reversals as a result of the disposition of those businesses in Continental Europe and the release of reserves related to the conclusion and settlement of a tax examination of previous tax years. The losses on sales of businesses amount includes losses on completed dispositions and the classification of certain assets as held for sale during the first half of 2016. The effect of the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, which was previously included in this table in 2016, has now been removed as the effect of the adoption is included in both periods presented within this presentation. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Page 23

(Amounts in Millions, except per share amounts)

Metrics Update

SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric Metrics Update Page 25

64.0% 64.2% 64.6% 60.0% 62.0% 64.0% 66.0% 6/30/2016 12/31/2016 6/30/2017 % of Revenue, Trailing Twelve Months Salaries & Related Expenses Page 26

2017 2016 1.1% 1.0% 1.2% 1.2% 0.0% 1.0% 2.0% 3.0% Severance Expense Three Months Six Months 3.9% 3.8% 4.0% 3.9% 0.0% 2.0% 4.0% 6.0% Temporary Help Three Months Six Months 2.7% 3.0% 3.7% 3.8% 0.0% 2.0% 4.0% 6.0% Incentive Expense Six MonthsThree Months 56.1% 54.1% 58.1% 56.7% 45.0% 50.0% 55.0% 60.0% Base, Benefits & Tax Three Months Six Months Salaries & Related Expenses (% of Revenue) Page 27 Three and Six Months Ended June 30 “All Other Salaries & Related,” not shown, was 1.9% and 2.2% for the three months ended June 30, 2017 and 2016, respectively, and 2.1% and 2.7% for the six months ended June 30, 2017 and 2016, respectively.

24.5% 23.8% 23.6% 21.0% 23.0% 25.0% 27.0% 6/30/2016 12/31/2016 6/30/2017 % of Revenue, Trailing Twelve Months Office & General Expenses Page 28

1.7% 1.5% 1.7% 1.6% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Six Months 6.9% 6.6% 7.1% 6.9% 4.0% 6.0% 8.0% 10.0% Occupancy Expense (ex-D&A) Three Months Six Months 11.6% 12.7% 12.4% 13.1% 10.0% 12.0% 14.0% 16.0% All Other O&G Three Months Six Months 3.1% 3.4% 3.2% 3.4% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Three Months Six Months Office & General Expenses (% of Revenue) Page 29 Three and Six Months Ended June 30 “All Other O&G” primarily includes production expenses and, to a lesser extent, depreciation and amortization, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), spending to support new business activity, net restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. 2017 2016

$675 $895 $1,101 $778 $661 $995 $995 $995 $992 $992 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 6/30/2016 9/30/2016 12/31/2016 3/31/2017 6/30/2017 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 30 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

Last Twelve Months Ending June 30, 2017 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 18.48x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.54x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending June 30, 2017 Interest Expense: $90.1 - Interest income 18.6 - Other 7.3 Net interest expense : $64.2 EBITDA Reconciliation Last Twelve Months Ending June 30, 2017 Operating Income: $929.9 + Depreciation and amortization 256.4 EBITDA : $1,186.3 Covenants $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 31 (1) Calculated as defined in the Credit Agreement. (1) (1)

Cautionary Statement Page 32 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.